ADOPTION AGREEMENT
--------------------------------------------------------------------------------
                                                 For Community Savings Bank, SSB
                              Employees' Savings & Profit Sharing Plan and Trust
                                                                  Client No. D17


                                                         Effective April 1, 1999




                                                                        Pentegra

                              ADOPTION AGREEMENT
                                      FOR
                          Community Savings Bank, SSB
              EMPLOYEES' SAVINGS & PROFIT SHARING PLAN AND TRUST



Name of Employer:   Community Savings Bank, SSB
                   -------------------------------------------------------------

Address:            708 South Church Street, Burlington, NC 27215
                   -------------------------------------------------------------

Telephone Number:   (336) 227-3631 FAX (336) 227-3654
                   -------------------------------------------------------------

Contact Person:     Mr. W. R. Gilliam
                   -------------------------------------------------------------

Name of Plan:       Community Savings Bank, SSB Employees' Savings & Profit
                   -------------------------------------------------------------
                    Sharing Plan and Trust
                   -------------------------------------------------------------


THIS ADOPTION AGREEMENT, upon execution by the Employer and the Trustee, and subsequent approval by a duly authorized representative of Pentegra Services, Inc. (the "Sponsor"), together with the Sponsor's Employees' Savings & Profit Sharing Plan and Trust Agreement (the "Agreement"), shall constitute the Community Savings Bank, SSB Employees' Savings & Profit Sharing Plan and Trust (the "Plan"). The terms and provisions of the Agreement are hereby incorporated herein by this reference; provided, however, that if there is any conflict between the Adoption Agreement and the Agreement, this Adoption Agreement shall control.

The elections hereinafter made by the Employer in this Adoption Agreement may be changed by the Employer from time to time by written instrument executed by a duly authorized representative thereof; but if any other provision hereof or any provision of the Agreement is changed by the Employer other than to satisfy the requirements of Section 415 or 416 of the Internal Revenue Code of 1986, as amended (the "Code"), because of the required aggregation of multiple plans, or if as a result of any change by the Employer the Plan fails to obtain or retain its tax-qualified status under Section 401(a) of the Code, the Employer shall be deemed to have amended the Plan evidenced hereby and by the Agreement into an individually designed plan, in which event the Sponsor shall thereafter have no further responsibility for the tax-qualified status of the Plan. However, the Sponsor may amend any term, provision or definition of this Adoption Agreement or the Agreement in such manner as the Sponsor may deem necessary or advisable from time to time and the Employer and the Trustee, by execution hereof, acknowledge and consent thereto. Notwithstanding the foregoing, no amendment of this Adoption Agreement or of the Agreement shall increase the duties or responsibilities of the Trustee without the written consent thereof.

I. Effect of Execution of Adoption Agreement

   The Employer, upon execution of this Adoption Agreement by a duly authorized representative thereof, (choose 1 or 2):

   1. ___ Establishes as a new plan the Community Savings Bank, SSB Employees' Savings & Profit Sharing Plan and Trust, effective _________________, 19 ____ (the "Effective Date").

   2.  X   Amends its existing defined contribution plan and trust (the
      ---                                                            ---
           Community Savings Bank, SSB Employees' Savings & Profit Sharing Plan
           --------------------------------------------------------------------
           and Trust) dated April 1, 1998, in its entirety into the Community
           ---------        -------------
           Savings Bank, SSB Employees' Savings & Profit Sharing Plan and Trust, effective April 1, 1999, except as otherwise provided herein or in
                     -------------
           the Agreement (the "Effective Date").

II. Definitions

    A. Employer

       1. "Employer," for purposes of the Plan, shall mean:

                          Community Savings Bank, SSB
          ----------------------------------------------------------------------

       2. The Employer is (choose whichever may apply):

          (a) ___ A member of a controlled group of corporations under Section 414(b) of the Code.

          (b) ___   A member of a group of entities under common control under
                    Section 414(c) of the Code.

          (c) ___ A member of an affiliated service group under Section 414(m) of the Code.

          (d)  X    A corporation.
              ---

          (e) ___   A sole proprietorship or partnership.

          (f) ___   A Subchapter S corporation.

       3. Employer's Taxable Year Ends on    December 31
                                          --------------------------------------


       4. Employer's Federal Taxpayer Identification Number is   56  - 0185960.
                                                               ---------------


       5. Employer's Plan Number is (enter 3-digit number)  001.
                                                          -----

    B. "Entry Date" means the first day of the (choose 1 or 2):

       1. ___ Calendar month coinciding with or next following the date the Employee satisfies the Eligibility requirements described in
               Section III.

       2.  X   Calendar quarter (January 1, April 1, July 1, October 1)
          ---
               coinciding with or next following the date the Employee satisfies the Eligibility requirements described in Section III.

     C. "Member" means an Employee enrolled in the membership of the Plan.

     D. "Normal Retirement Age" means (choose 1 or 2):

        1.  X   Attainment of age   65    (select an age not less than 55 and
           ---                    -------
                not greater than 65).

        2. ___ Later of: (i) attainment of age 65 or (ii) the fifth anniversary of the date the Member commenced participation in the Plan.

     E. "Normal Retirement Date" means the first day of the first calendar month coincident with or next following the date upon which a Member attains his or her Normal Retirement Age.

     F. "Plan Year" means the twelve (12) consecutive month period ending on
        December 31   (month/day).
        -----------

     G. "Salary" for benefit purposes under the Plan means (choose 1, 2 or 3):

        1.  X   Total taxable compensation as reported on Form W-2 (exclusive of
           ---
                any compensation deferred from a prior year).

        2. ___  Basic Salary only.

        3. ___ Basic Salary plus one or more of the following (if 3 is chosen, then choose (a), (b), (c) or (d), whichever shall apply):

                (a)  _____  Commissions not in excess of $______________
                (b)  _____  Commissions to the extent that Basic Salary plus
                            Commissions do not exceed $______________

                (c)  _____  Overtime

                (d)  _____  Overtime and bonuses

        Note: Member pre-tax contributions to a Section 401(k) plan are always included in Plan Salary.

                Member pre-tax contributions to a Section 125 cafeteria plan are also to be included in Plan Salary, unless the Employer elects to exclude such amounts by checking this line _____.

III. Eligibility Requirements

     A. All Employees shall be eligible to participate in the Plan in accordance with the provisions of Article II of the Plan, except the following Employees shall be excluded (choose whichever shall apply):

        1.  X   Employees who have not attained age 21.
           ---

      2.  X   Employees who have not, during the   6   consecutive month period
         ---                                     -----
              (1-11, 12 or 24) beginning with an Employee's Date of Employment,
              Date of Reemployment or any anniversary thereof.

              Note: Employers which permit Members to make pre-tax elective deferrals to the Plan (see V.A.3.) may not elect a 24 month eligibility period.

      3.  X   Employees included in a unit of Employees covered by a
         ---
              collective bargaining agreement, if retirement benefits were the subject of good faith bargaining between the Employer and Employee representatives.

      4.  X   Employees who are nonresident aliens and who receive no earned
         ---
              income from the Employer which constitutes income from sources within the United States.

      5. ___  Employees included in the following job classifications:

              (a) _____     Hourly Employees

              (b) _____     Salaried Employees

      6. ___  Employees of the following employers which are aggregated under
              Section 414(b), 414(c) or 414(m) of the Code:

              __________________________________________________________________
              __________________________________________________________________
              __________________________________________________________________

Note: If no entries are made above, all Employees shall be eligible to participate in the Plan on the later of: (i) the Effective Date or (ii) the first day of the calendar month or calendar quarter (as designated by the Employer in Section II.D.) coinciding with or immediately following the Employee's Date of Employment or, as applicable, Date of Reemployment.

  B. Such Eligibility Computation Period established above shall be applicable to (choose 1 or 2):

     1.  X    Both present and future Employees.
        ---

     2. ____  Future Employees only.

  C. Such Eligibility requirements established above shall be (choose 1 or 2):

     1.  X   Applied to the designated Employee group on and after the
        ---
             Effective Date of the Plan.

     2. ___  Waived for the _____ consecutive monthly period (may not exceed
             12) beginning on the Effective Date of the Plan.

IV.  Hours of Employment and Prior Employment Credit

     A. The number of Hours of Employment with which an Employee or Member is credited shall be (choose 1 or 2):

        1.  X   The actual number of Hours of Employment. (Hour of Service
           ---
                Method)

        2. ___ 190 Hours of Employment for every month of Employment. (Equivalency Method)

        Note: This election is relevant if you selected an eligibility requirement under III.A.2. or a vesting schedule under VIII.A. other than immediate vesting.

     B. Prior Employment Credit:

        X     Employment with the following entity or entities shall be included
        ----
              for eligibility and vesting purposes:

        Note: If this Plan is a continuation of a Predecessor Plan, service under the Predecessor Plan shall be counted as Employment under this Plan.

     Community Savings Bank, SSB Profit Sharing and Savings Plan and Trust
     ---------------------------------------------------------------------

V.   Contributions

     Note: Annual Member pre-tax elective deferrals, Employer matching contributions, Employer basic contributions, Employer supplemental contributions, Employer profit sharing contributions and Employer Qualified Non-Elective contributions, in the aggregate, may not exceed 15% of all Members' Salary (excluding from Salary Member pre-tax elective deferrals).

     A. Employee Contributions (fill in 1 and/or 6 if applicable; choose 2 or 3; 4 or 5):

        1.  X   The maximum amount of monthly contributions a Member may make to
           ---
                the Plan is 15 % (1-20) of the Member's monthly Salary.
                            ---

        2.  X   A Member may make pre-tax elective deferrals to the Plan, based
           ---
                on multiples of 1% of monthly Salary.

        3. ___  A Member may not make pre-tax elective deferrals to the Plan.

        4. ___ A Member may make after-tax contributions to the Plan, based on multiples of 1% of monthly Salary.

        5.  X   A Member may not make after-tax contributions to the Plan.
           ---

        6.  X   An Employee may allocate a rollover contribution to the Plan
           ---
                prior to satisfying the Eligibility requirements described above.

   B. A Member may change his or her contribution rate (choose 1, 2 or 3):

      1. ____  1 time per pay period.
      2. ____  1 time per calendar month.
      3.  X    1 time per calendar quarter.
         ----

   C. Employer Matching Contributions (fill in 1 if applicable; and choose 2, 3, 4 or 5):

      1. The Employer matching contributions under 2, 3 or 4 below shall be based on the Member's contributions not in excess of 6 % (1-20 but not
                                                             ---
         in excess of the percentage specified in A.1. above) of the Member's Salary.

      2.  X   The Employer shall allocate to each contributing Member's Account
         ---
              an amount equal to 50 % (based on 1% increments not to exceed
                                ----
              200%) of the Member's contributions for that month.

      3. ___ The Employer shall allocate to each contributing Member's Account an amount determined in accordance with the following schedule:

                      Years of Employment         Matching %
                      -------------------         ----------
                    Less than 3                       50%
                    At least 3, but less than 5       75%
                    5 or more                        100%

      4. ___ The Employer shall allocate to each contributing Member's Account an amount determined in accordance with the following schedule:

                      Years of Employment         Matching %
                      -------------------         ----------
                    Less than 3                      100%
                    At least 3, but less than 5      150%
                    5 or more                        200%

      5. ___  No Employer matching contributions will be made to the Plan.


   D. Employer Basic Contributions (choose 1 or 2):

      1. ___ The Employer shall allocate an amount equal to _______% (based on 1% increments not to exceed 15%) of Member's Salary for the month to (choose (a) or (b)):

              (a)  ___   The Accounts of all Members
              (b)  ___   The Accounts of all Members who were employed with the
                         Employer on the last day of such month.

      2.  X   No Employer basic contributions will be made to the Plan.
         ---

   E. Employer Supplemental Contributions:

      The Employer may make supplemental contributions for any Plan Year in accordance with Section 3.7 of the Plan.

   F. Employer Profit Sharing Contributions (Choose 1, 2, 3, 4, or 5):

      1.  X   No Employer Profit Sharing Contributions will be made to the Plan.
         ---

      Non-Integrated Formula
      ----------------------

      2. ____ Profit sharing contributions shall be allocated to each Member in the same ratio as each Member's Salary during such Contribution Determination Period bears to the total of such Salary of all Members.

      3. ____ Profit sharing contributions shall be allocated to each Member in the same ratio as each Member's Salary for the portion of the Contribution Determination Period during which the Member satisfied the Employer's eligibility requirement(s) bears to the total of such Salary of all Members.

      Integrated Formula
      ------------------

      4. ____ Profit sharing contributions shall be allocated to each Member's Account in a uniform percentage (specified by the Employer as _____%) of each Member's Salary during the Contribution Determination Period up to the Social Security Taxable Wage Base as defined in Section _____ of the Plan ("Base Salary") for the Plan Year that includes such Contribution Determination Period , plus a uniform percentage(specified by the Employer as _____%) of each Member's Salary for the Contribution Determination Period in excess of the Social Security Taxable Wage Base ("Excess Salary") for the Plan Year that includes such Contribution Determination Period, in accordance with Article III of the Plan.

      5. ____ Profit sharing contributions shall be allocated to each Member's Account in a uniform percentage (specified by the Employer as _____%) of each Member's Salary for the portion of the Contribution Determination Period during which the Member satisfied the Employer's eligibility requirement(s), if any, up to the Base Salary for the Plan Year that includes such Contribution Determination Period, plus a uniform percentage (specified by the Employer as _______%) of each Member's Excess Salary for the portion of the Contribution Determination Period during which the Member satisfied the Employer's eligibility requirement(s) in accordance with Article III of the Plan.

   G. Allocation of Employer Profit Sharing Contributions:

      In accordance with Section V, G above, a Member shall be eligible to share in Employer Profit Sharing Contributions, if any, as follows (choose 1 or 2):

      1. ____ A Member shall be eligible for an allocation of Employer Profit Sharing Contributions for a Contribution Determination Period in all events.

      2. ____ A Member shall be eligible for an allocation of Employer Profit Sharing Contributions for a Contribution Determination Period only if he or she (choose (a), (b) or (c) whichever shall apply):

               (a) ____ is employed on the last day of the Contributi on Determination Period or retired, died or became totally and permanently disabled prior to the last day of the Contribution Determination Period.

               (b) ____ completed 1,000 Hours of Employment if the Contribution Determination Period is a period of 12 months (250 Hours of Employment if the Contribution Determination Period is a period of 3 months) or retired, died or became totally and permanently disabled prior to the last day of the Contribution Determination Period.

               (c) ____ is employed on the last day of the Contribution Determination Period and , if such period is 12 months, completed 1,000 Hours of Employment (250 Hours of Employment if the Contribution Determination Period is a period of 3 months) or retired, died or became totally and permanently disabled prior to the last day of the Contribution Determination Period.

    H. "Contribution Determination Period" for purposes of determining and allocating Employer profit sharing contributions means (choose 1,2, 3 or 4):

       1. ____  The Plan Year.

       2. ____ The Employer's Fiscal Year (defined as the Plan's "limitation year") being the twelve (12) consecutive month period commencing ___________________ (month/day) and ending ___________________
                (month/day).

       3. ____ The three (3) consecutive monthly periods that comprise each of the Plan Year quarters.

       4. ____ The three (3) consecutive monthly periods that comprise each of the Employer's Fiscal Year quarters. (Employer's Fiscal Year is the twelve (12) consecutive month period commencing ____________ (month/day) and ending _____________________ (month/day).)

    I. Employer Qualified Nonelective Contributions:

       The Employer may make qualified nonelective contributions for any Plan Year in accordance with Section 3.9 of the Plan.

VI. Investment Funds

    The Employer hereby appoints Barclays Global Investors, N.A. to serve as Investment Manager under the Plan.

     The Employer hereby selects the following Investment Funds to be made available under the Plan (choose whichever shall apply) and consent to the lending of securities by such funds to brokers and other borrowers. The Employer agrees and acknowledges that the selection of Investment Funds made in this Section VI is solely its responsibility, and no other person, including the Sponsor or Investment Manager, has any discretionary authority or control with respect to such selection process. The Employer hereby holds Investment Manager harmless from, and indemnifies it against, any liability Investment Manager may incur with respect to such Investment Funds so long as Investment Manager is not negligent and has not breached its fiduciary duties.

     1.  X  S&P 500 Stock Fund
        ---

     2.  X  Stable Value Fund
        ---

     3.  X  S&P MidCap Stock Fund
        ---

     4.  X  Money Market Fund
        ---

     5.  X  Government Bond Fund
        ---

     6.  X  International Stock Fund
        ---

     7.  X  Asset Allocation Funds (3)
        ---

            .  Income Plus
            .  Growth & Income
            .  Growth

     8.  X  First Community Financial Corporation Stock Fund (Investment in the
        ---
            Employer Stock Fund is permitted only at the IPO. No transfers are permitted into the Employer Stock Fund from the other nine Investment Funds.)

     9. ___ Certificate of Deposit Fund


VII. Employer Securities

     A. If the Employer makes available an Employer Stock Fund pursuant to
        Section VI of this Adoption Agreement, then voting and tender offer rights with respect to Employer Stock shall be delegated and exercised as follows (choose 1 or 2):

        1.  X   Each Member shall be entitled to direct the Plan Administrator
           ---
                as to the voting and tender offer rights involving Employer
                Stock held in such Member's Account, and the Plan Administrator shall follow or cause the Trustee to follow such directions. If a Member fails to provide the Plan Administrator with directions as to voting or tender offer rights, the Plan Administrator shall exercise those rights as it determines in its discretion and shall direct the Trustee accordingly.

        2. ___ The Plan Administrator shall direct the Trustee as to the voting of all Employer Stock and as to all rights in the event of a tender offer involving such Employer Stock.

VIII.   Investment Direction

     A. Members shall be entitled to designate what percentage of employee contributions and employer contributions made on their behalf will be invested in the various Investment Funds offered by the Employer as specified in Section VI of this Adoption Agreement; provided, however, that the following portions of a Member's Account must be invested in the Employer Stock Fund or, if applicable, the Employer Certificate of Deposit Fund (choose whichever shall apply):

        1. ____ Employer Profit Sharing Contributions

        2. ____ Employer Matching Contributions

        3. ____ Employer Basic Contributions

        4. ____ Employer Supplemental Contributions

        5. ____ Employer Qualified Nonelective Contributions

    B. ____ Amounts invested in the Employer Stock Fund or, if applicable, the Employer Certificate of Deposit Fund may not be transferred to any other Investment Fund.

        1. ____ Notwithstanding this election in B, a Member may transfer such amounts upon (choose whichever may apply):

                 (a) ____  the attainment of age______ (insert 45 or greater)

                 (b) ____ the completion of _____ (insert 10 or greater) years of employment

                 (c) ____ the attainment of age plus years of employment equal to ______ (insert 55 or greater)

    C.  A Member may change his or her investment direction (choose 1,2, or 3):

        1. ____ 1 time per business day.

        2. ____ 1 time per calendar month.

        3. ____ 1 time per calendar quarter.

    D. If a Member fails to make an effective investment direction, the Member's contributions and employer contributions made on the Member's behalf shall be invested in the Money Market Fund (insert one of the
                                        -----------------
        Investment Funds selected in Section VI of this Adoption Agreement).


IX. Vesting Schedules; Years of Employment for Vesting Purposes

    A. (Choose 1, 2, 3, 4, 5, 6 or 7)

                       Schedule     Years of Employment     Vested %
                       --------     -------------------     --------
       1. ____       Immediate        Upon Enrollment         100%

                  Schedule        Years of Employment         Vested %
                  --------        -------------------         --------
      2.  X    2-6 Year Graded     Less than 2                     0%
         ---
                                   2 but less than 3              20%
                                   3 but less than 4              40%
                                   4 but less than 5              60%
                                   5 but less than 6              80%
                                   6 or more                     100%

      3. ___   5-Year Cliff        Less than 5                     0%
                                   5 or more                     100%

      4. ___   3-Year Cliff        Less than 3                     0%
                                   3 or more                     100%

      5. ___   4-Year Graded       Less than 1                     0%
                                   1 but less than 2              25%
                                   2 but less than 3              50%
                                   3 but less than 4              75%
                                   4 or more                     100%

      6. ___   3-7 Year Graded     Less than 3                     0%
                                   3 but less than 4              20%
                                   4 but less than 5              40%
                                   5 but less than 6              60%
                                   6 but less than 7              80%
                                   7 or more                     100%

      7. ___   Other               Less than ____                  0%
                                   ___ but less than ___         ___%
                                   ___ but less than ___         ___%
                                   ___ but less than ___         ___%
                                   ___ but less than ___         ___%
                                   ___ or more                   100%

   B. With respect to the schedules listed above, the Employer elects (choose 1, 2, 3 and 4; or 5):

      1. Schedule  _____  solely with respect to Employer matching contributions.

      2. Schedule  _____  solely with respect to Employer basic contributions.

      3. Schedule  _____  solely with respect to Employer supplemental contributions.

      4. Schedule  _____  solely with respect to Employer profit sharing contributions.

      5. Schedule    2    with respect to all Employer contributions.
                   -----

      NOTE: Notwithstanding any election by the Employer to the contrary, each Member shall acquire a 100% vested interest in his Account attributable to all Employer contributions made to the Plan upon the earlier of (i) attainment of Normal Retirement Age, (ii) approval for disability or (iii) death. In addition, a Member shall at all times have a 100% vested interest in the Employer Qualified Non-Elective Contributions, if any, and in the pre-tax elective deferrals and nondeductible after-tax Member Contributions.

   C. Years of Employment Excluded for Vesting Purposes

      The following Years of Employment shall be disregarded for vesting purposes (choose whichever shall apply):

      1. ___ Years of Employment during any period in which neither the Plan nor any predecessor plan was maintained by the Employer.

      2. ___   Years of Employment of a Member prior to attaining age 18.

X. Withdrawal Provisions

   A. The following portions of a Member's Account will be eligible for in-service withdrawals, subject to the provisions of Article VII of the Plan (choose whichever shall apply):

      1.  X  Employee after-tax contributions and the earnings thereon.
         ---

             In-service withdrawals permitted only in the event of (choose whichever shall apply):

             (a)  X   Hardship.
                 ---

             (b)  X   Attainment of age 59 1/2.
                 ---

      2.  X  Employee pre-tax elective deferrals and the earnings thereon.
         ---

             Note: In-service withdrawals of all employee pre-tax elective deferrals and earnings thereon as of December 31, 1988 are permitted only in the event of hardship or attainment of age 59 1/2. In-service withdrawals of earnings after December 31, 1988 are permitted only in the event of attainment of age 59 1/2.


      3.  X  Employee rollover contributions and the earnings thereon.
         ---

             In-service withdrawals permitted only in the event of (choose whichever shall apply):

             (a)  X  Hardship.
                 ---

             (b)  X  Attainment of age 59 1/2.
                 ---

      4.  X   Employer matching contributions and the earnings thereon.
         ---
              In-service withdrawals permitted only in the event of (choose whichever shall apply):

              (a)  X  Hardship.
                  ---

              (b)  X  Attainment of age 59 1/2.
                  ---

      5. ___  Employer basic contributions and the earnings thereon.

              In-service withdrawals permitted only in the event of (choose whichever shall apply):

              (a) ___ Hardship.

              (b) ___ Attainment of age 59 1/2.

      6.  X   Employer supplemental contributions and the earnings thereon.
         ---

              In-service withdrawals permitted only in the event of (choose whichever shall apply):

              (a)  X  Hardship.
                  ---

              (b)  X  Attainment of age 59 1/2.
                  ---

      7. ___  Employer profit sharing contributions and the earnings thereon.

              In-service withdrawals permitted only in the event of (choose whichever shall apply):

              (a)  ___  Hardship.

              (b)  ___  Attainment of age 59 1/2.

      8. ___  Employer qualified nonelective contributions and earnings thereon.

              Note: In-service withdrawals of all employer qualified nonelective contributions and earnings thereon are permitted only in the event of attainment of age 59 1/2

      9. ___  No in-service withdrawals shall be allowed.

   B. Notwithstanding any elections made in Subsection A of this Section X above, the following portions of a Member's Account shall be excluded from eligibility for in-service withdrawals (choose whichever shall apply):

      1. ___ Employer contributions, and the earnings thereon, credited to the Employer Stock Fund or, if applicable, the Employer Certificate of Deposit Fund.

      2. ___ All contributions and/or deferrals, and the earnings thereon, credited to the Employer Stock Fund or, if applicable, the Employer Certificate of Deposit Fund.

      3. ___   Other: ______________________________________________________

XI.  Distribution Option (choose whichever shall apply)

     1. ___    Lump Sum and partial lump sum payments only.

     2.  X     Lump Sum and partial lump sum payments plus one or more of the
        ---
               following (choose (a) and /or (b)):

               (a)  X   Installment payments.
                   ---
               (b)  X   Annuity payments.
                   ---

     3.  X     Distributions in kind of Employer Stock.
        ---

XII. Loan Program (choose 1, 2 or 3)
     1. ___    No loans will be permitted from the Plan.

     2.  X     Loans will be permitted from the Member's Account.
        ---

     3. ___ Loans will be permitted from the Member's Account, excluding (choose whichever shall apply):

               (a) ____ Employer Profit sharing contributions and the earnings thereon.

               (b) ____ Employer matching contributions and the earnings thereon.

               (c) ____  Employer basic contributions and the earnings thereon.

               (d) ____ Employer supplemental contributions and the earnings thereon.

               (e) ____ Employee after-tax contributions and the earnings thereon.

               (f) ____ Employee pre-tax elective deferrals and the earnings thereon.

               (g) ____ Employee rollover contributions and the earnings thereon.

               (h) ____ Employer qualified nonelective contributions and the earnings thereon.

               (i) ____ Any amounts to the extent invested in the Employer stock fund.

XIII.  Additional Information

     If additional space is needed to select or describe an elective feature of the Plan, the Employer should attach additional pages and use the following format:

     The following is hereby made a part of Section ___ of the Adoption Agreement and is thus incorporated into and made a part of the Community Savings Bank, SSB Employees' Saving & Profit Sharing Plan and Trust.

     Signature of Employer's Authorized Representative ________________________


     Signature of Trustee_______________________________________

     Supplementary Page ____ of [total number of pages].

XIV.  Plan Administrator

     The Named Plan Administrator under the Plan shall be the (choose 1, 2, 3 or
4):

     Note:  Pentegra Services, Inc. may not be appointed Plan Administrator.

     1.  X    Employer
        ---

     2. ___   Employer's Board of Directors

     3. ___   Plan's Administrative Committee

     4. ___   Other (if chosen, then provide the following information)

              Name:    _______________________________________________

              Address: _______________________________________________

              Tel No:  _______________________________________________

              Contact: _______________________________________________


     Note: If no Named Plan Administrator is designated above, the Employer shall be deemed the Named Plan Administrator.

XV.   Trustee

   The Employer hereby appoints The Bank of New York to serve as Trustee for all Investment Funds under the Plan except the Employer Stock Fund.

   The Employer hereby appoints the following person or entity to serve as Trustee under the Plan for the Employer Stock Fund.*

   Name:  W. R. Gilliam
        ------------------------------------------------------------------------
   Address:  708 South Church Street, Burlington, NC 27215
           ---------------------------------------------------------------------
   Telephone No:  (336) 227-3631                      Contact:
                 -----------------------------------           _________________


                                   _____________________________________________
                                                 Signature of Trustee
                   (Required only if the Employer is serving as its own Trustee)
   * Subject to approval by The Bank of New York, if The Bank of New York is appointed as Trustee for the Employer Stock Fund.

   The Employer hereby appoints The Bank of New York to serve as Custodian under the Plan for the Employer Stock Fund in the event The Bank of New York does not serve as Trustee for such Fund.

                        EXECUTION OF ADOPTION AGREEMENT

By execution of this Adoption Agreement by a duly authorized representative of the Employer, the Employer acknowledges that it has established or, as the case may be, amended a tax-qualified retirement plan into the Community Savings Bank, SSB Employees' Savings & Profit Sharing Plan and Trust (the "Plan"). The Employer hereby represents and agrees that it will assume full fiduciary responsibility for the operation of the Plan and for complying with all duties and requirements imposed under applicable law, including, but not limited to, the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code of 1986, as amended. In addition, the Employer represents and agrees that it will accept full responsibility of complying with any applicable requirements of federal or state securities law as such laws may apply to the Plan and to any investments thereunder. The Employer further acknowledges that any opinion letter issued with respect to the Adoption Agreement and the Agreement by the Internal Revenue Service ("IRS") to Pentegra Services, Inc., as sponsor of the Employees' Savings & Profit Sharing Plan, does not constitute a ruling or a determination with respect to the tax-qualified status of the Plan and that the appropriate application must be submitted to the IRS in order to obtain such a ruling or determination with respect to the Plan.

The failure to properly complete the Adoption Agreement may result in disqualification of the Plan and Trust evidenced thereby.

The Sponsor will inform the Employer of any amendments to the Plan or Trust Agreement or of the discontinuance or abandonment of the Plan or Trust.

Any inquiries regarding the adoption of the Plan should be directed to the Sponsor as follows:

                     Pentegra Services, Inc.
                     108 Corporate Park Drive
                     White Plains, New York  10604
                     (914) 694-1300

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed by its duly authorized officer this __________ day of ______________________________, 19_____.


                              Community Savings Bank, SSB


                              By:    ____________________________________

                              Name:  ____________________________________

                              Title: ____________________________________